UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2026

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see Genera Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PESI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 14, 2026, Perma-Fix Environmental Services, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Craig-Hallum Capital Group LLC (the “Underwriter”). Pursuant to the terms of the Underwriting Agreement, the Company agreed to sell, and the Underwriter agreed to purchase, in a firm commitment underwritten public offering (the “Offering”), subject to and on the conditions set forth therein, 2,285,714 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a price to the public of $8.75 per share. The Company also granted the Underwriter a 30-day over-allotment option to purchase up to an additional 342,857 shares of the Company’s Common Stock on the same terms and conditions (such over-allotment shares, together with the 2,285,714 shares initially being purchased by the Underwriter pursuant to the Underwriting Agreement, are collectively the “Offering Shares”). The over-allotment option was exercised in its entirety on May 15, 2026. The Offering is expected to close on or about May 18, 2026, subject to the satisfaction of customary closing conditions.

After deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, the Company expects the net proceeds of the offering, including exercise in full of the over-allotment option, to be approximately $21,094.997.

The Company currently plans to use the net proceeds from the Offering primarily to fund (i) costs relating to Direct-Feed Low-Activity Waste and grouting upgrades at the Company’s Perma-Fix Northwest Richland facility, (ii) continued research and development and business development relating to the Company’s patent-pending Perma-FAS process for the destruction of PFAS, as well as the cost to complete the installation of the Company’s Perma-FAS Gen 2.0 commercial treatment unit; (iii) ongoing facility cap-ex and maintenance costs; and (iv) general corporate and working capital purposes.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities arising under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for the purposes of such agreement and as of the specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The offer and sale of the Offering Shares was made pursuant to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-283555), filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) on December 2, 2024, including the base prospectus contained therein, a related preliminary prospectus supplement, dated May 14, 2026, and a final prospectus supplement, dated May 14, 2026, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference. In connection with the filing of the prospectus supplement for the Offering, the Company is filing a legal opinion of its counsel regarding the validity of the securities being issued in the Offering, a copy of which is attached as Exhibit 5.1 to this Current Report.

Item 8.01 – Other Events.

On May 14, 2026, the Company issued a press release announcing the commencement of a public offering of its Common Stock, and on May 15, 2026, the Company issued a press release announcing the pricing of the public offering, as described above in Item 1.01. Copies of the press releases are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated in this Item 8.01 by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” which are based largely on the Company’s expectations and are subject to various business risks and uncertainties, certain of which are beyond the Company’s control. Forward-looking statements generally are identifiable by use of the words such as “believe”, “expects”, “intends”, “anticipate”, “plan to”, “estimates”, “projects”, and similar expressions. Forward-looking statements include, but are not limited to: the Company’s successful completion of the offering; the Company’s ability to satisfy the closing conditions related to the offering and the overall timing and completion of such closing and the use of the net proceeds of the offering; outlook for 2026; step up of activity beginning second quarter, Hanford opportunities; Nuclear Services, and PFAS destruction; expand treatment capacity of Perma-Fix Northwest; grouting opportunities; converting multi-year investment cycle into improved operating performance; quarterly variability in timing of government programs and customer shipments; positioned to deliver improved performance beginning in the second quarter, through the balance of 2026; and value of the contract with Lawrence Livermore National Laboratory. While the Company believes the expectations reflected in this news release are reasonable, it can give no assurance such expectations will prove to be correct. There are a variety of factors which could cause future outcomes to differ materially from those described in this release, including, without limitation, future economic conditions; industry conditions; competitive pressures; our ability to apply and market our new technologies; acceptance of our technology; the government or such other party to a contract granted to us fails to abide by or comply with the contract or to deliver waste as anticipated under the contract or terminates existing contracts; Congress fails to provides funding for the DOD’s and DOE’s remediation projects; inability to obtain new foreign and domestic remediation contracts; and the additional factors referred to under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” of our 2025 Form 10-K and Form 10-Q for quarter ended March 31, 2026. The Company makes no commitment to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that bear upon forward-looking statements.

Item 9.01 – Financial Statements and Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of May 14, 2026, by and between the Company and Craig-Hallum Capital Group LLC

5.1	Opinion of Steptoe & Johnson PLLC

23.1	Consent of Steptoe & Johnson PLLC (included in Exhibit 5.1)

99.1	Press release, dated May 14, 2026.

99.2	Press release, dated May 15, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2026

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Executive Vice President and Chief Financial Officer